December 5, 2011

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Attn:    Office of Filings, Information & Consumer Services

     Re:      Eaton Vance Growth Trust (the “Registrant”) (1933 Act File No. 002-22019)
                           on behalf of Eaton Vance Richard Bernstein All Asset Strategy Fund (the “Fund”)

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in an as revised Prospectus for the Fund dated November 21, 2011 to the Prospectus dated September 30, 2011, for the Fund. The purpose of the filing is to submit the 497(e) filing dated November 21, 2011 in XBRL for the Fund.

If you have any questions concerning the foregoing, kindly call the undersigned at (617) 672-8055.

Verytrulyyours, /s/DeannaFoley DeannaFoley Paralegal